This MASTER LEASE AGREEMENT NO. 1 is made and entered into as of September 22, 1997 between:

LESSORS  (jointly  and  severally):                                      LESSEE:

First  Southeastern  Corporation,                         CHARTER COMMUNICATIONS
a  Florida  corporation                                     INTERNATIONAL, INC.,
P.  O.  Box  148                                            a Nevada corporation
Boca Grande, Florida  33921                     2839 Paces Ferry Road, Suite 500
                                                      Atlanta,  Georgia    30339
(Overnight  Delivery  Address:
577  Buttonwood  Bay  Drive
Boca  Grande,  Florida  33921)

James  R.  Dorsey,  Jr.
911  Hyacinth  Drive
Delray  Beach,  Florida    33483

1. LEASE OF EQUIPMENT: Lessor leases to Lessee, and Lessee leases from Lessor, all the property described in the Lease Schedules which are signed from time to time by Lessor and Lessee. Lessor agrees that Lessee shall have an unlimited amount of time to exercise its right to lease Equipment hereunder.

2.   CERTAIN  DEFINITIONS:    "Lessee"  means  Charter  Communications
                               ------
International, Inc. and any subsidiary of Charter Communications International, Inc. which executes a Schedule pursuant to Section 21(i) of this Master Lease
Agreement.    "Schedule"  means  each Lease Schedule signed by Lessee and Lessor
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which  incorporates  the terms of this Master Lease Agreement, together with all
exhibits,  riders,  attachments  and  addenda  thereto.    "Equipment" means the
                                                            ---------
property described in each Schedule, together with all attachments, additions, accessions, parts, repairs, improvements, replacements and substitutions
thereto.    "Lease", "herein", "hereunder", "hereof" and similar words mean this
             -----    ------    ---------    ------
Master Lease Agreement and all Schedules, together with all exhibits, riders, attachments and addenda to any of the foregoing, as the same may from time to time be amended, modified or supplemented. "Prime Rate" means the prime rate of
                                             ----------
interest announced from time to time as the prime rate by Citibank, N.A.  "Lien"
                                                                           ----
means any security interest, lien, mortgage, pledge, encumbrance, judgment, execution, attachment, warrant, writ, levy or other judicial process or claim of any nature whatsoever by or of any person. All terms defined in the Lease are equally applicable to both the singular and plural form of such terms.

3.   LEASE  TERM  AND  RENT:

     (a) The term of the lease of the Equipment described in each Schedule ("Lease Term") commences on the date stated in the Schedule, and continues for
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the  term  stated  therein  unless  earlier  terminated by Lessee as provided in
Section 6 of this Master Lease Agreement. As rent for the Equipment described in each Schedule, Lessee shall pay Lessor the rent payments and all other amounts stated in such Schedule payable on the dates specified therein.

     (b) In addition to the payment of rent as stated above, Charter Communications International, Inc. ("Charter") agrees to issue to Lessor, on or
                                      -------
prior to the first Commencement Date (as defined in the applicable Schedule), a common stock purchase warrant, substantially in the form of the warrant attached hereto as Exhibit "A" (the "Warrant"). The Warrant shall grant to Lessor the
            ------------       -------
right to purchase from Charter that number of shares of Charter common stock which is equal to one-third of the Lessor's Total Cost set forth in Section 2 of the first Schedule. The Warrant shall be exercisable at any time during a five
(5)-year term, commencing on the first Commencement Date, and ending on the fifth year anniversary date of such Commencement Date, at a per share purchase price of THREE DOLLARS ($3.00) per share.

     (c) All payments due under the Lease shall be made in United States dollars to Lessor as directed by Lessor in writing.

4.   ORDERING,  DELIVERY,  REMOVAL  AND  INSPECTION  OF  EQUIPMENT:

     (a)     Lessee  shall  identify  Equipment  which  it  wishes to lease from
Lessor and Lessor shall have the absolute right to approve or disapprove such Equipment. Such Equipment may be owned by Lessee or subject to a purchase order or other sale agreement in favor of Lessee, and in either such case Lessee shall, upon Lessor's agreement, arrange to sell the Equipment or assign the contractual rights thereto. If the Equipment is sold, then in connection with the closing of such sale, Lessee shall execute and deliver a bill of sale in the form attached hereto as "Exhibit B", and such other instruments and documents as Lessor shall require. The total amount of Equipment together with associated costs (including, without limitation, soft costs relating to installation, customs duties and import fees) which Lessor will agree to lease under this Lease is ONE MILLION DOLLARS ($1,000,000.00). Once Lessor has approved the Equipment to be leased under this Lease, no substitutions or replacements may be made by Lessee without Lessor's consent.

     (b) If, at Lessee's request, Lessor has entered into purchase orders or purchase contracts for any Equipment to be leased hereunder, Lessor is entitled, automatically upon notice to Lessee, to assign to Lessee any such purchase orders or purchase contracts and all obligations thereunder and Lessee shall pay and perform all obligations thereunder. Other than the obligation to pay the purchase price of Equipment, Lessee agrees to pay, defend, indemnify and hold Lessor harmless from any liabilities, obligations, claims, costs and expenses (including reasonable attorneys' fees and expenses) of whatever kind imposed on or asserted against Lessor in any way related to any such purchase orders or purchase contracts. Unless the Equipment is already present on the Lessee's premises stated in the applicable Schedule, the Equipment shall be delivered there and shall not be removed without Lessor's prior written consent. Lessor has the right upon reasonable notice to Lessee to inspect the Equipment wherever located. Lessor may enter upon any premises where Equipment is located and remove it immediately, without notice or liability to Lessee, upon the expiration or other termination of the Lease Term.

5. MAINTENANCE AND USE: Lessee agrees it will, at its sole expense: (a) repair and maintain the Equipment in good condition and working order and supply and install all replacement parts or other devices when required to so maintain the Equipment or when required by applicable law or regulation, which parts or devices shall automatically become part of the Equipment; (b) use and operate the Equipment in a careful manner in the normal course of its business and only for the purposes for which it was designed in accordance with the manufacturer's warranty requirements, and comply with all laws and regulations relating to the Equipment, and obtain all permits or licenses necessary to install, use or operate the Equipment, and (c) make no alterations, additions, subtractions, upgrades or improvements to the Equipment without Lessor's prior written consent, but any such alterations, additions, upgrades or improvements shaIl automatically become part of the Equipment. Prior to agreeing to any lease of any Equipment Lessor shall be entitled to receive evidence satisfactory to it that (i) any jurisdiction where the Equipment is to be located will recognize Lessor's ownership of such Equipment and Lessor's right to retake such Equipment upon expiration or other termination of this Lease and (ii) no filing or other action with any governmental authority is necessary to protect Lessor's rights under this Lease, or if such filing or other action is necessary, then Lessor may require such filing or other action as a condition precedent to agreeing to lease any Equipment.

6. NET LEASE; CANCELABLE LEASE: The Lease is a net lease. During the Lease Term, Lessee's obligation to pay all rent and all other amounts payable under the Lease is absolute and unconditional under any and all circumstances and shall not be affected by any circumstances of any character including, without limitation, (a) any setoff, claim, counterclaim, defense or reduction which Lessee may have at anytime against Lessor or any other party for any reason, or any defect in the condition, design or operation of, any lack of fitness for use of, any damage to or loss of, or any lack of maintenance or service for any of the Equipment. Notwithstanding anything to the contrary in the Lease, this Lease and any or all related Schedules may be terminated by Lessee and cancelled for any reason provided that Lessee pay Lessor the Stipulated Loss Value (as defined in Section 9(b)) of the Equipment covered by the Schedule(s) to be terminated prior to such termination. No partial termination of any Schedule is permitted.

7. NO WARRANTIES BY LESSOR: LESSOR LEASES THE EQUIPMENT AS-IS, WHERE-IS, AND WITH ALL FAULTS. LESSOR MAKES NO WARRANTIES OR REPRESENTATIONS, EXPRESS OR IMPLIED, OF ANY KIND AS TO THE EQUIPMENT INCLUDING, WITHOUT LIMITATION: ITS MERCHANTABILITY; ITS FITNESS FOR ANY PARTICULAR PURPOSE, ITS DESIGN, CONDITION, QUALITY, CAPACITY, DURABILITY, CAPABILITY, SUITABILITY OR WORK-MANSHIP, ITS NON-INTERFERENCE WITH OR NON-INFRINGEMENT OF ANY PATENT, TRADEMARK, COPYRIGHT OR OTHER INTELLECTUAL PROPERTY RIGHT, OR ITS COMPLIANCE WITH ANY LAW, RULE, SPECIFICATION, PURCHASE ORDER OR CONTRACT PERTAINING THERETO. LESSOR MAKES NO REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, OF ANY KIND AS TO THE FINANCIAL CONDITION OR FINANCIAL STATEMENTS OF ANY PARTY OR AS TO THE TAX OR ACCOUNTING TREATMENT OR CONSEQUENCES OF THE LEASE, THE EQUIPMENT OR THE RENTAL PAYMENTS. Lessor hereby assigns to Lessee the benefit of any assignable manufacturer's or supplier's warranties but Lessor, at Lessee's written request, will cooperate with Lessee at Lessee's expense in pursuing any remedies Lessee may have under such warranties. Any action taken with regard to warranty claims against any manufacturer or supplier by Lessee will be at Lessee's sole expense.

8. INSURANCE: Lessee at its sole expense shall keep each item of Equipment insured against normally insured risks of loss or damage from every cause whatsoever for an amount not less than the greater of the full replacement value or the original cost to Lessor of acquiring such item of Equipment. Lessee at its sole expense shall carry public liability and property damage insurance in amounts satisfactory to Lessor protecting Lessee and Lessor from liabilities for injuries to persons and damage to property of others relating in any way to the Equipment and, at Lessor's request, shall name Lessor as an additional insured thereunder. All insurers shall be reasonably satisfactory to Lessor. Lessee shall deliver to Lessor satisfactory evidence of such coverage. Proceeds of any insurance covering damage or loss of the Equipment shall be payable to Lessor as loss payee and shall, at Lessor's option, be applied toward (a) the replacement, restoration or repair of the Equipment, or (b) payment of the obligations of Lessee under the Lease. Proceeds of any public liability or property insurance shall be payable first to Lessor as additional insured to the extent of its
liability,  then  to  Lessee.    Lessee  hereby  appoints  Lessor  as  Lessee's
attorney-in-fact with full power and authority in the place of Lessee and in the name of Lessee or Lessor to make claim for, receive payment of, and sign and endorse all documents, checks or drafts for loss or damage under any such policy. The insurance maintained by Lessee shall be primary without any right of contribution from insurance which may be maintained by Lessor, and Lessee shall have included in its insurance policies required hereunder a waiver of all rights of subrogation against Lessor in connection with any loss or damage thereby insured against.

9.   LOSS  AND  DAMAGE:

     (a) Lessee bears the entire risk of loss, theft, damage or destruction of Equipment in whole or in part from any reason whatsoever ("Casualty Loss")
                                                                 -------------
and no Casualty Loss to Equipment shall relieve Lessee from the obligation to pay rent or from any other obligation under the Lease. In the event of Casualty Loss to any Equipment, Lessee shall immediately notify Lessor of the same and Lessee shall, if so directed by Lessor, immediately repair the same. If Lessor determines that any item of Equipment has suffered a Casualty Loss beyond repair ("Lost Equipment"), then Lessee, at the option of Lessor, shall: (1) immediately
  --------------
replace the Lost Equipment with similar equipment in good repair, condition and working order free and clear of any Liens and deliver to Lessor a bill of sale in the form attached hereto as "Exhibit B" covering the replacement equipment, in which event such replacement equipment shall automatically be Equipment under the Lease; or (2) on the next rent payment date after the date of the Casualty Loss, pay to Lessor all amounts then due and payable by Lessee under the Lease for the Lost Equipment plus the Stipulated Loss Value for such Lost Equipment as of the date of the Casualty Loss. Upon payment by Lessee of all amounts due under the above clause (2), the lease of the Lost Equipment will terminate and Lessor shall transfer to Lessee all of Lessor's right, title and interest in such Equipment on an "as-is, where-is" basis with all faults, without recourse and without representation or warranty of any kind, express or implied.

     (b)     "Stipulated  Loss  Value"  of  any  item  of  Equipment  equals the
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Lessor's  Total  Cost  as  reflected on the corresponding Schedule covering such
Equipment.

10.     GENERAL  INDEMNITY:

     (a) Lessee assumes all risk and liability for, and shall defend, indemnify and keep Lessor harmless on an after-tax basis from any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses, including reasonable attorney's fees and expenses, of whatsoever kind and nature, imposed on, incurred by or asserted against Lessor, in any way relating to or arising out of the manufacture, purchase, acceptance, rejection, ownership, possession, use, selection, delivery, installation, importation, exportation, lease, operation, condition, sale, return or other disposition of the Equipment or any part thereof (including, without limitation, any claim for latent or other defects, whether or not discoverable by Lessee or any other person, any claim for negligence, tort or strict liability, any claim under any environmental protection or hazardous waste law and any claim for patent, trademark or copyright infringement). Lessee will not be required to indemnify Lessor under this Section for loss or liability arising from events which occur after the Equipment has been returned to Lessor or for loss or liability caused directly and solely by the gross negligence or willful misconduct of Lessor. As used in this Section, "Lessor" will also include any
                                                   ------
director, officer, employee, partner, member, agent, successor or assign of Lessor. Lessee's obligations under this Section shall survive the expiration, cancellation or termination of the Lease.

     (b) Lessee shall indemnify and keep Lessor harmless from any and all liabilities, obligations, losses, damages, penalties, claims, actions, suits, costs and expenses, including reasonable attorney's fees and expenses, of whatsoever kind and nature, imposed on, incurred by or asserted against Lessor, in any way relating to or arising out of the inability of Lessor to exercise its rights against the Equipment or any part thereof (including, without limitation, its inability to retake, repossess or otherwise have its rights as the owner thereof recognized and enforced).

11. PERSONAL PROPERTY: Lessee represents and agrees that the Equipment is, and shall at all times remain, separately identifiable personal property. Upon Lessor's request, Lessee shall furnish Lessor a landlord's and/or mortgagee's waiver and consent to remove all Equipment. Lessor may display notice of its interest in the Equipment by any reasonable identification. Lessee shall not alter or deface any such indicia of Lessor's interest.

12. DEFAULT: Each of the following events shall constitute an event of default under the Lease: (a) Lessee fails to pay any rent or other amount due under the Lease on its due date; or (b) Lessee fails to perform or observe any of its obligations in Sections 8 or 18 hereof; or (c) Lessee fails to perform or observe any of its other obligations in the Lease for more than 30 days after Lessor notifies Lessee of such failure; or (d) Lessee becomes insolvent or bankrupt, or Lessee applies for, institutes or consents to the appointment of a receiver, trustee or similar official for Lessee or any substantial part of its property or any such official is appointed without Lessee's consent; or (e) Lessee applies for, institutes or consents to any bankruptcy, insolvency, reorganization, debt moratorium, liquidation, or similar proceeding relating to Lessee or any substantial part of its property under the laws of any jurisdiction or any such proceeding is instituted against Lessee without stay or dismissal for more than 30 days; or (f) with respect to any guaranty, letter of credit, pledge agreement, security agreement, mortgage, deed of trust, debt subordination agreement or other credit enhancement or credit support agreement (whether now existing or hereafter arising) signed or issued by any party in connection with all or any part of Lessee's obligations under the Lease, the party signing or issuing any such agreement defaults in its obligations thereunder or any such agreement shall cease to be in full force and effect or shall be declared to be null, void, invalid or unenforceable by the party signing or issuing it; or (g) Lessee fails to honor its obligations under the Warrant.

13.  REMEDIES:  If  any  event  of  default exists, Lessor shall give Lessee ten
(10) days' written notice of such event of default and after the expiration of such ten (10) day period if the event of default has not been cured by Lessee or waived by Lessor, Lessor may do one or more of the following in any order, and Lessee shall perform its obligations imposed thereby:

     (a) Lessor may require Lessee to return any or all Equipment leased hereunder.

     (b) Lessor or its agent may withhold delivery of Equipment and repossess any or all Equipment already delivered wherever found, may enter the premises where the Equipment is located and disconnect, render unusable and remove it, and may use such premises without charge to store or show the Equipment for sale.

     (c) Lessor may sell any or all Equipment at public or private sale, with or without advertisement or publication, may re-lease or otherwise dispose of it or may use, hold or keep it.

     (d) Lessor may require Lessee to pay to Lessor on a date specified by Lessor, with respect to any or all Equipment (i) all accrued and unpaid rent, late charges and other amounts due under the Lease on or before such date, plus
(ii) in an appropriate case the present value of the rent for the then-remaining applicable Lease Term, plus (iii) interest at the Late Charge Rate (as defined in Section 16) on the total of the foregoing. If an event of default under
Section 12(d) or (e) of this Master Lease Agreement exists, then Lessee will be automatically liable to pay Lessor the foregoing amounts as of the next rent payment date unless Lessor otherwise elects in writing.

     (e) Lessee shall pay all costs, expenses and damages incurred by Lessor because of the event of default or its actions under this Section, including, without limitation, any collection agency and/or attorney's fees and expenses, any costs related to the repossession, safekeeping, storage, repair, reconditioning or disposition of the Equipment and any incidental and consequential damages.

     (f) Lessor may terminate the Lease and/or any or all Schedules, may sue to enforce Lessee's performance of its obligations under the Lease and/or may exercise any other right or remedy then available to Lessor at law or in equity.

     (g) Lessor is not required to take any legal process or give any notice (other than giving the ten (10) days' written notice specified above) before exercising any of the above remedies. None of the above remedies is exclusive, but each is cumulative and in addition to any other remedy available to Lessor. Lessor's exercise of one or more remedies shall not preclude its exercise of any other remedy. No action taken by Lessor shall release Lessee from any of its obligations to Lessor. No delay or failure on the part of Lessor to exercise any right hereunder shall operate as a waiver thereof, nor as an acquiescence in any default, nor shall any single or partial exercise of any right preclude any other exercise thereof or the exercise of any other right. After any default, Lessor's acceptance of any payment by Lessee under the Lease shall not constitute a waiver by Lessor of such default, regardless of Lessor's knowledge or lack of knowledge at the time of such payment, and shall not constitute a reinstatement of the Lease if the Lease has been declared in default by Lessor, unless Lessor has agreed in writing to reinstate the Lease and to waive the default.

     (h) If Lessor actually repossesses any Equipment, then it will use commercially reasonable efforts under the then current circumstances to attempt to mitigate its damages; provided, that Lessor shall not be required to sell, re-lease or otherwise dispose of any Equipment prior to Lessor enforcing any of the remedies described above. Lessor may sell or re-lease the Equipment in any manner it chooses, free and clear of any claims or rights of Lessee and without any duty to account to Lessee with respect thereto except as provided below. If Lessor actually sells or re-leases the Equipment, it will credit the net proceeds of any sale of the Equipment, or the net present value of the rents payable under any new lease of the Equipment (discounted at the then current Prime Rate), against and up to (but not exceeding) any amounts Lessee owes Lessor, or will reimburse Lessee for and up to (but not exceeding) Lessee's payment thereof. The term "net" as used above shall mean such amount after
                                 ---
deducting the costs and expenses described in clause (e) above of this Section. If Lessor elects in writing not to sell or re-lease any Equipment, it will similarly credit or reimburse Lessee for Lessor's reasonable estimate of such Equipment's Fair Market Value.

14. LESSOR'S RIGHT TO PERFORM: If Lessee fails to make any payment under the Lease or fails to perform any of its other agreements in the Lease (including, without limitation, its agreement to provide insurance coverage as stated in the Lease), Lessor may itself make such payment or perform such agreement and the amount of such payment and the amount of the expenses of Lessor incurred in connection with such payment or performance shall be deemed to be additional rent, payable by Lessee on demand.

15. FINANCIAL REPORTS: Lessee agrees to furnish to Lessor such financial information as Lessor may from time to time request. Lessor acknowledges that Lessee is publicly held and that it is unlawful to misappropriate or misuse any such financial information which has not previously been made publicly available. Lessor agrees that it will keep confidential and not disclose any financial information delivered to it which has not been made publicly available; provided, however, that Lessor may disclose any financial information
(a) generally available to the public, (b) as may be required or appropriate in any report, statement or testimony submitted to any municipal, state or federal regulatory body having or claiming to have jurisdiction over Lessor, (c) as may be required or appropriate in response to any summons or subpoena or in connection with any litigation, and (d) in order to comply with any law, order, regulation or ruling applicable to Lessor.

16. LATE CHARGES: If any rent or other amount payable under the Lease is not paid when due, then as compensation for the administration and enforce-ment of Lessee's obligation to make timely payments, Lessee shall pay with respect to each overdue payment on demand interest at the Late Charge Rate on such overdue payment for the period for which it is overdue. "Late Charge Rate" means an interest rate per annum equal to the Prime Rate plus two hundred (200) basis points , but not to exceed the highest rate permitted by applicable law.

17. NOTICES; POWER OF ATTORNEY: Any notice or communication required or permitted hereunder shall be sufficiently given if sent by first class mail, postage prepaid or via overnight carrier, signature required:

     (a) if to Lessee, addressed to it at 2839 Paces Ferry Road, Suite 500, Atlanta, Georgia 30339, attention General Counsel, with a copy thereof to Dallas Parker, Brown, Parker & Leahy, L.L.P., 1200 Smith Street, Suite 3600, Houston,
Texas    77002;

     (b) if to Lessor, addressed to it at the address set forth above, with a copy thereof to Charles M. Cushing, Jr., Cushing, Morris, Armbruster and Jones, L.L.P., 2110 Peachtree Center International Tower, 229 Peachtree Street, Atlanta, Georgia, 30303;

or in either case at such other address as any party shall notify the other in accordance with these notice provisions.

     (c) With respect to any power of attorney covered by the Lease, the powers conferred on Lessor thereby: are powers coupled with an interest; are irrevocable; are solely to protect Lessor's interests under the Lease; and do not impose any duty on Lessor to exercise such powers. Lessor shall be accountable solely for amounts it actually receives as a result of its exercise of such powers.

18. NO ASSIGNMENT, SUBLEASE OR LIEN BY LESSEE: LESSEE SHALL NOT, DIRECTLY OR INDIRECTLY, (A) MORTGAGE, ASSIGN, SELL, TRANS-FER, OR OTHERWISE DISPOSE OF THE LEASE OR ANY INTEREST THEREIN OR THE EQUIPMENT OR ANY PART THEREOF, OR (B) SUBLEASE, RENT, LEND OR TRANSFER POSSESSION OR USE OF THE EQUIPMENT OR ANY PART THEREOF TO ANY PARTY, OR (C) CREATE, INCUR, GRANT, ASSUME OR ALLOW TO EXIST ANY LIEN ON THE LEASE, ANY SCHEDULE, THE EQUIPMENT OR ANY PART THEREOF.

19.  PURCHASE  OPTION  AT  EXPIRATION  OF  LEASE  TERM:

     (a) At least 30 days (or earlier if otherwise specified), but no more than 60 days prior to expiration of the Lease Term of each Schedule, Lessee shall give Lessor written notice of its electing one of the following options for all (but not less than all) of the Equipment covered by such Schedule: return the Equipment under clause (b) below, or purchase the Equipment under clause (c) below. The election of an option shall be irrevocable. If Lessee fails to give timely notice of its election, it shall be deemed to have elected to purchase the Equipment. If Lessee elects to return the Equipment, Lessor may reject such election and require Lessee to purchase the Equipment under clause
(c)  below.

     (b) If Lessee gives Lessor timely notice of its election to return the Equipment at the expiration of the Lease Term of a Schedule or if Lessee is obligated at any time to return the Equipment, then Lessee shall, at its sole expense and risk, deinstall, disassemble, pack, crate, insure and return the Equipment to Lessor (all in accordance with applicable industry standards) at any location selected by Lessor. The Equipment shall be in the same condition as when received by Lessee, reasonable wear, tear and depreciation resulting from normal and proper use excepted (or, if applicable, in the condition set forth in the Lease or the Schedule), shall be in good operating order and maintenance as required by the Lease, shall be certified as being eligible for any available manufacturer's maintenance program, shall be free and clear of any Liens as required by the Lease, shall comply with all applicable laws and regulations and shall include all manuals, specifications, repair and maintenance records and similar documents. Until Equipment is returned as required above all terms of the Lease shall remain in full force and effect including, without limitation, obligations to pay rent and insure the Equipment; provided, that after the expiration of any Schedule and before Lessee has completed its return of the Equipment or its purchase option (if elected), the term of the lease of the Equipment covered by such Schedule shall be month-to-month or such shorter period as may be specified by Lessor.

     (c) If Lessee elects or is deemed to have elected to purchase Equipment (or if Lessor requires Lessee to purchase the Equipment as provided in Section 19(a) above, then on the expiration date of the applicable Schedule Lessee shall purchase all (but not less than all) of the Equipment covered by the applicable Schedule and shall pay to Lessor the Stipulated Loss Value of the Equipment plus all sales taxes incurred or paid by Lessor in connection with such sale plus all accrued but unpaid amounts due with respect to the Equipment and/or the Schedule. Upon payment in full of the above amounts, and if no default has occurred and is continuing under the Lease, Lessor shall transfer title to such Equipment to Lessee "as-is, where-is" with all faults and without recourse to Lessor and without any representation or warranty of any kind whatsoever by Lessor, express or implied.

20. GOVERNING LAW: THE INTERPRETATION, CONSTRUCTION AND VALIDITY OF THE LEASE SHALL BE GOVERNED BY THE LAWS OF THE STATE OF GEORGIA, WITHOUT REFERENCE TO ITS CONFLICTS OF LAWS PRINCIPLES. WITH RESPECT TO ANY ACTION BROUGHT BY LESSOR AGAINST LESSEE TO ENFORCE ANY TERM OF THE LEASE, LESSEE HEREBY IRREVOCABLY CONSENTS TO THE JURISDICTION AND VENUE OF ANY STATE OR FEDERAL COURT IN ATLANTA, GEORGIA.

21.  MISCELLANEOUS:

     (a) Subject to the limitations herein, the Lease shall be binding upon and inure to the benefit of the parties hereto and their respective heirs, administrators, successors and assigns.

     (b) This Master Lease Agreement and each Schedule may be executed in any number of counterparts, which together shall constitute a single instrument. Only one counterpart of each Schedule shall be marked "Lessor's Original" and
                                                          -----------------
all  other counterparts shall be marked "Duplicate".  A security interest in any
                                         ---------
Schedule may be created through transfer and possession only of the counterpart marked "Lessor's Original".
         ------------------

     (c) Section and paragraph headings in this Master Lease Agreement and the Schedules are for convenience only and have no independent meaning.

     (d) The terms of the Lease shall be severable and if any term thereof is declared unconscionable, invalid, illegal or void, in whole or in part, the decision so holding shall not be construed as impairing the other terms of the Lease and the Lease shall continue in full force and effect as if such invalid, illegal, void or unconscionable term were not originally included herein.

     (e) All indemnity obligations of Lessee under the Lease and all rights, benefits and protections provided to Lessor by warranty disclaimers shall survive the cancellation, expiration or termination of the Lease.

     (f) Neither Lessor nor Lessee shall be liable for any indirect, consequential or special damages for any reason whatsoever.

     (g) Each payment made by Lessee shall be applied by Lessor in such manner as Lessor determines in its discretion which may include, without limitation, application as follows: first, to accrued late charges; second, to accrued rent; and third, the balance to any other amounts then due and payable by Lessee under the Lease.

     (h) If the Lease is signed by more than one Lessee, each of such Lessees shall be jointly and severally liable for payment and performance of all of Lessee's obligations under the Lease.

     (i) Lessor acknowledges that Lessee may desire to have one or more of its subsidiaries lease Equipment hereunder. Lessor hereby agrees to allow a subsidiary of Lessee to lease Equipment hereunder provided such subsidiary is identified on the corresponding Schedule. By its execution of such Schedule, such subsidiary will irrevocably be deemed to have signed this Master Lease Agreement and to be bound by all of its terms and conditions. Lessee shall be liable for all such subsidiary's obligations under such Schedule and this Master Lease Agreement, and Lessee's obligations with such subsidiary shall be joint and several. Each subsidiary party to any Schedule shall be jointly and severally liable for (i) the obligations of each other subsidiary party to any Schedule and (ii) the obligations of Lessee under this Lease.

22. JOINT AND SEVERAL LESSORS: Lessors hereby disclaim any intent to form a partnership and have agreed to lease to Lessee their separate interests in and to the Equipment. Consistent with the foregoing, Lessors agree and intend, and Lessee understands, that Lessors own the Equipment jointly and severally, that they both are leasing such Equipment to Lessee jointly and severally and that they intend to share in the security therefore jointly and severally.

23. ENTIRE AGREEMENT: THE LEASE REPRESENTS THE FINAL, COMPLETE AND ENTIRE AGREEMENT BETWEEN THE PARTIES HERETO. THERE ARE NO ORAL OR UNWRITTEN AGREEMENTS OR UNDERSTANDINGS AFFECTING THE LEASE OR THE EQUIPMENT. Lessee agrees that Lessor is not the agent of any manufacturer or supplier, that no manufacturer or supplier is an agent of Lessor, and that any representation, warranty or agreement made by a manufacturer, supplier or their employees, sales representatives or agents shall not be binding on Lessor.

FIRST  SOUTHEASTERN  CORPORATION          CHARTER  COMMUNICATIONS
--------------------------------
Lessor                                    INTERNATIONAL, INC.
                                          Lessee

By:________________________________       By:___________________________________

Title:_____________________________       Title:________________________________



JAMES  R.  DORSEY,  JR.
-----------------------
Lessor

By:________________________________

Title:_____________________________

REGARDLESS OF ANY PRIOR, PRESENT OR FUTURE ORAL AGREEMENT OR COURSE OF DEALING, LESSEE AGREES THAT NO TERM OR CONDITION OF THE LEASE MAY BE AMENDED, MODIFIED, WAIVED, DISCHARGED, RESCINDED OR TERMINATED EXCEPT BY A WRITTEN DOCUMENT SIGNED BY LESSOR AND LESSEE; provided, that Lessee authorizes Lessor to complete the blanks in each Schedule and Warrant.

                                        CHARTER  COMMUNICATIONS
                                        INTERNATIONAL,  INC.

                                        By:_____________________________________

                                        Title:__________________________________

                                   EXHIBIT "A"

                                 FORM OF WARRANT


NEITHER THE SECURITIES REPRESENTED BY THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGIS-TERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE; THEREFORE, THE TRANSFER OF THIS WARRANT AND
THE SECURITIES ISSUABLE UPON EXERCISE HEREOF IS SUBJECT TO COMPLIANCE WITH THE CONDITIONS SPECIFIED BELOW, AND NO TRANSFER OF THIS WARRANT OR SUCH SECURITIES SHALL BE VALID UNTIL SUCH CON-DITIONS HAVE BEEN FULFILLED.

Warrant  199__-_____          ________________,199__


                   CHARTER COMMUNICATIONS INTERNATIONAL, INC.

                  NONTRANSFERABLE COMMON STOCK PURCHASE WARRANT


     THIS IS TO CERTIFY THAT, for value received, ___________________________________ ("Holder"), upon due exer-cise of this
                                       ------
Warrant is enti-tled to purchase from CHARTER COMMUNICATIONS INTERNATIONAL, INC., a Nevada cor-poration ("Company"), from and after ______________, until
                                 -------
5:00  p.m.  on  _______________  (the  "Expiration  Date"),
                                        ----------------
__________________________________________    (______)  shares  of  fully  paid,
nonassessable  common  stock, $.00001 par value ("Common Stock"), of the Company
                                                  ------------
at a purchase price of $3.00 per share. The per share price of the Common Stock as set forth in the preceding sentence shall be referred to herein as the "Purchase Price." The Purchase Price and the number of shares of Common Stock
 ---------------
issuable upon exercise of this Warrant are subject to possible adjustment as provided herein.

     This  Warrant is hereinafter called the "Warrant," and the shares of Common
                                              -------
Stock  issued  or  issuable  upon  exercise  hereof  are  referred to herein as, singularly  a  "Share"  and,  collectively,  the  "Shares."
                -----                              ------

ARTICLE  1.    EXERCISE  OF  WARRANT.

     Section  1.01.     In  case  Holder  shall  desire to exercise the purchase
     -------------
right evidenced by this Warrant, the holder shall surrender this Warrant accompanied by written notice of Holder's election to purchase Shares pursuant to the Warrant duly executed by the Holder to the Company at its principal office in Atlanta, Georgia, accom-panied by payment of the Purchase Price (as hereinafter defined).

     The payment of the Purchase Price may be in immediately available funds or cash or certified check payable to the order of the Company, or any other form of payment which is acceptable to the Board of Direc-tors of the Company, for an amount equal to the Purchase Price. This Warrant may only be exercised in whole, and not in part.

     Section 1.02.     All of the Shares shall be validly issued, fully paid and
     ------------
nonassessable  upon exercise in accordance with the terms and conditions hereof.

ARTICLE  2.    NOTICE  OF  PROPOSED TRANSFER, SALE, OFFER FOR SALE, OR EXERCISE.

     Section  2.01.
     -------------

     (a) This Warrant and the Shares issued upon exercise shall not be sold, trans-ferred, assigned or hypothecated except upon the conditions spec-ified in this Article 2, which conditions are intended to ensure compliance with the provisions of the Securities Act of 1933 (the "Secu-rities Act") for the
                                                       ---------------
transfer  of  this  Warrant  or  of  any  of  such  Shares.

     (b) This Warrant and each warrant issued in exchange for or upon transfer of this Warrant shall (unless other-wise permitted by the provisions of this Article 2) be stamped or otherwise imprinted with a legend in substantially the following form:

NEITHER THE SECURITIES REPRESENTED BY THIS WARRANT NOR THE SECURITIES ISSUABLE UPON EXERCISE HEREOF HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE; THEREFORE, THE TRANSFER OF THIS WARRANT AND
THE SECURITIES ISSUABLE UPON EXERCISE HEREOF IS SUBJECT TO COMPLIANCE WITH THE CONDITIONS SPECIFIED BELOW, AND NO TRANSFER OF THIS WARRANT OR SUCH SECURITIES SHALL BE VALID OR EFFECTIVE UNTIL SUCH CONDITIONS HAVE BEEN FULFILLED.

     Section  2.02.
     -------------

     (a) Each certificate for Shares initially issued upon the exercise of this Warrant and each certificate for Shares issued to subsequent transferees of any such certificate (the "Restricted Certificate") shall (unless otherwise
                               -----------------------
permitted by this Article 2) be stamped or otherwise imprinted with a legend (the "Restrictive Legend") in substantially the follow-ing form:
       -------------------

THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR THE SECURITIES LAWS OF ANY STATE. THE TRANSFER OF THE SHARES REPRESENTED BY THIS CERTIFICATE IS SUBJECT TO COMPLIANCE WITH THE CON-DITIONS SPECIFIED IN A WARRANT DATED EFFECTIVE AS OF ______________, 199__, UPON EXERCISE OF WHICH THESE SHARES WERE ISSUED, AND NO TRANSFER OF SUCH SHARES SHALL BE VALID OR EFFEC-TIVE UNTIL SUCH CONDI-TIONS HAVE BEEN FULFILLED.

     (b) The Holder of this Warrant bearing the Restrictive Legend (the "Restricted Warrant") and as purchaser of the Shares issuable hereunder, by
 -------------------
acceptance hereof agrees, prior to any transfer or attempted transfer of this Warrant or the Shares, to give written notice to the Company of such Holder's intention to effect such transfer. Such notice shall describe the manner and circumstances of the proposed transfer in sufficient detail, and shall include an opinion of counsel satis-factory to the Company specifying the nature and circum-stances of the pro-posed transfer or offer and indicating that the same will not be in violation of any of the provisions of the Securities Act and the Rules and Regulations promulgated thereunder. Each War-rant issued upon the transfer of any such Restricted Warrant shall bear the Restrictive Legend for the Warrants set forth above, unless in the opinion of the Hold-er's counsel satisfactory to the Company, the Restrictive Legend is not required by the appli-cable provisions of the Securities Act.

     (c) Each Restricted Certificate shall bear the Restrictive Legend for certificates set forth above, unless in the opinion of the Holder's counsel acceptable to the Company, the Restrictive Legend is not required by the applicable provisions of the Securities Act.

ARTICLE  3.  ADJUSTMENT  OF  PURCHASE  PRICE  AND  NUMBER  OF SHARES ISSUABLE ON
EXERCISE.

     Section  3.01.    As  used  in  this  Article  3:
     -------------

     (a)     "Purchase  Price" shall mean the price per share of Common Stock of
              ---------------
the Company at which this Warrant shall be exer-cisable in accordance with the provisions hereof.

     (b)     "Common Stock" shall mean any series of Common Stock of the Company
              ------------
whether  now  or  hereafter  authorized.

Section  3.02.  The  Company  shall not be required to issue fractions of Shares
-------------
upon exercise of this Warrant. If any fractional interest in a Share shall be deliverable upon the exercise of this Warrant, the Company shall purchase the fractional interest for an amount in cash equal to the current value of the frac-tional interest computed by subtracting the Purchase Price allocable to the fractional interest from the current market value of the Shares calculated on the basis of the last reported sale price of the Share on any national securities exchange on the day prior to the date of exercise or, if not listed on any such ex-change, the average of the bid and asked prices of the Share as reported by the National Association of Securities Dealers Automated Quotation System ("NASDAQ") or a comparable agency as of the day prior to the date of
          ------
exercise in respect of such frac-tional interest; or, if no such reports are rendered by the NASDAQ or a comparable agency, the fair market value of a Share as of the day prior to the date of exercise as determined in good faith by the Board of Directors of the Company.

     Section  3.03.  The Purchase Price and number of Shares shall be subject to
     -------------
adjustment  as  follows:

     (a) In case the Shares issuable upon exercise of this Warrant shall be subdivided into a greater, or combined into a lesser, number of Shares (whether with or without par value), the Purchase Price shall be decreased or increased, as the case may be, to an amount which shall bear the same relation to the Purchase Price in effect immediately prior to such subdivision or combination as the total number of Shares outstanding immediately prior to such subdivision or combination shall bear to the total number of Shares outstanding immediately after such sub-division or combination and the number of Shares issuable upon exercise of the Warrant Shares be correspondingly adjusted upward or downward. A stock dividend shall be considered a subdivision of shares for the purpose of this paragraph.

     (b) In case of any capital reorganization, or of any reclassification of the Shares of the Company or in case of the consolidation of the Company with, or the merger of the Company into, any other corporation, or of the sale of the prop-erties and assets of the Company as, or substantially as, an entirety to any other corporation, this Warrant shall after such capital reorganization, reclassification of Shares, con-solidation, merger, or sale be exercisable for the number of shares of stock or other securities or property of the Company, or of the corporation resulting from such consoli-dation or sur-viving such merger or to which such sale shall be made, as the case may be, to which the holder of Shares issuable (at the time of such capital reorganization, reclassifi-cation of Shares, consolidation, merger or sale) upon exer-cise of this War-rant would have been entitled upon such capital reorgani-zation, reclassification of Shares, consolidation, merger or sale had this Warrant been exercised prior thereto; and in any such case, if necessary, the provisions set forth in this Article 3 regarding the rights and interests thereafter of the Holder shall be appropriately adjusted so as to be appli-cable, as nearly as may reasonably be, to any shares of stock or other securities or property thereafter deliverable on the exer-cise of this Warrant. The subdivision or combination of Shares issuable upon exercise of this Warrant into a greater or lesser number of Shares (whether with or without par value) shall not be deemed to be a reclassifi-cation of the Shares of the Company for the pur-poses of this paragraph.

     (c) The Company shall take such actions as are reasonably necessary to reduce the par value per Share such that the exercise price of such Shares will not be less than the then existing par value of the Shares at the time of issuance of the warrant. Notwithstanding anything in this Article 3 to the contrary, the Company shall not be required, except as provided in this paragraph, to make any adjustment of the Purchase Price in any case in which such Purchase Price would be less than the par value per Share as of the exercise date of the Warrant.

     Section  3.04.
     -------------

     (a) Whenever the Purchase Price shall be adjusted as required by the provisions of Section 3.03 hereof, the Compa-ny shall forthwith mail a notice setting forth the adjusted Purchase Price and the adjusted number of Shares for which this Warrant is exercisable to the registered Holder at his last address as it shall appear on the registration books, but failure to mail or receive such notice, or any defects therein, or in the mailing thereof, shall not affect such adjust-ment in Purchase Price.

     (b) If any date prior to the Expiration Date shall be fixed by the Company as the date as of which holders of Shares (1) shall be entitled to receive any dividend or any dis-tribution upon Shares of the Company other than a divi-dend pay-able in cash or in Common Stock, as the case may be, (2) shall be offered any sub-scription or other rights, or (3) shall be entitled to partic-i-pate in any capital reorganization, reclassi-fication of Shares, consolidation, merger, or sale, des-cribed in Sec-tion 3.03(b), or in any liquidation, dissolution or winding up of the Company, the Company shall cause notice thereof (specify-ing such date) to be mailed to the registered Holder at his address appearing on the registra-tion books of the Company, at least 15 days prior to the date as of which such holders of Common Stock are to be determined.

     Section 3.05.  The issuance of stock certificates upon the exercise of this
     ------------
Warrant shall be made without charge to the exer-cising Holder; provided, however, that the Company shall not be required to pay any tax that may be payable on any transfer involved in the issue and delivery of stock in any name other than that of the registered Holder. The Company shall not be required to issue or deliver any such stock certificate unless and until the person or persons requesting the issue thereof shall have paid to the Company the amount of such tax or shall have established to the satisfaction of the Company that such tax has been paid.

     Section  3.06.
     -------------

     (a) The Company shall at all times reserve and keep available out of its authorized but unissued Common Stock and for the purpose of effecting the exercise of this Warrant, such num-ber of its duly authorized shares of Common Stock as shall from time to time be sufficient to effect the exercise of this Warrant; and if at any time the number of author-ized but unissued shares of Common Stock shall not be suf-ficient to effect the exercise of this Warrant at the Purchase Price then in effect, the Company will take such corporate action as may, in the opin-ion of its counsel, be necessary to increase its authorized but unissued shares of Common Stock to such number of shares as shall be sufficient for this purpose.

     (b) As a condition precedent to the taking of any action that would cause an adjustment reducing the then prevailing Pur-chase Price below the then par value, if any, per Share issuable upon exercise of this Warrant, the Compa-ny will take such corporate action as may, in the opinion of its counsel, be necessary in order that the Company may validly and legally issue its Common Stock at the adjusted Pur-chase Price upon conversion of this Warrant in accordance with the provision of this Article 3.

     (c) If any shares of the Company reserved or to be reserved for the purpose of exercise of this Warrant require registration with or approval of any governmental authority under any Federal or state law before such shares may be validly issued upon exer-cise, then the Company covenants that it will in good faith and as expeditiously as possible endeavor to secure such registration or approval, as the case may be; provided, however, that this provision shall not require the Company to endeavor to secure such registration or approval in order to enable any person to sell or dis-tribute Common Stock received upon exercise of this Warrant in a transaction involving a public offering within the meaning of the Securities Act as then in effect.

     (d) The Company covenants that all Shares that may be issued upon exercise of this Warrant will upon issue be fully paid and nonassessable.

     ARTICLE  4.  GENERAL.

     Section 4.01.  This Warrant and the rights of the Holder may be assigned by
     ------------
the Holder subject to the terms and conditions hereof but the obligations of the Compa-ny hereunder may not be assigned (except by operation of law) and shall be binding upon and shall inure to the benefit of the parties hereto, and the permitted heirs, successors and assigns of the parties.

     Section  4.02.  This  Warrant  constitutes  the  entire  agreement  and
     -------------
understanding between the parties hereto and super-sedes any prior agreement and understanding relating to the sub-ject matter of this Warrant. This Warrant may be modified or amended only by a written instrument executed by all parties hereto.

     Section  4.03.  Any notice or communication required or permitted hereunder
     -------------
shall  be  sufficiently  given  if  sent  by  first class mail, postage prepaid:

     (a) if to Company, addressed to it at 2839 Paces Ferry Road, Suite 500, Atlanta, Georgia 30339, attention General Counsel, with a copy thereof to Dallas Parker, Brown, Parker & Leahy, L.L.P., 1200 Smith Street, Suite 3600, Houston,
Texas    77002;

     (b) if to Holder, addressed to Holder at the address set forth below, with a copy thereof to Charles M. Cushing, Jr., Cushing, Morris, Armbruster and Jones, L.L.P., 2110 Peachtree Center International Tower, 229 Peachtree Street, Atlanta, Georgia, 30303;

or in either case at such other address as any party shall notify the other in accordance with these notice provisions.

     Section  4.04.  This Warrant shall be construed in accordance with the laws
     -------------
of  the  State  of  Georgia.

     IN WITNESS WHEREOF, the Company has caused this Warrant to executed by its proper officers as set forth below, effective as of the date first above written.



                              CHARTER  COMMUNICATIONS
                              INTERNATIONAL,  INC.


(CORPORATE  SEAL)

ATTEST:                       By________________________________________

                              Name:  _____________________________________

                              Title:  ______________________________________


                              HOLDER:

                              __________________________________________

                              By:_______________________________________

                              Name:_____________________________________


                              Title:______________________________________

                              Address:
                              ___________________________________________
                              ___________________________________________
                              ___________________________________________

                                   EXHIBIT "B"

                              FORM OF BILL OF SALE

                                  BILL OF SALE
                                  ------------


STATE  OF  GEORGIA

COUNTY  OF  COBB


KNOW  ALL  MEN  BY  THESE  PRESENTS:


     CHARTER  COMMUNICATIONS  INTERNATIONAL,  INC.  a  Nevada  corporation
("Grantor"), for good and valuable consideration, consisting of ____________________________________________ ($____________________________),
paid by JAMES R. DORSEY, JR., a resident of the State of Florida, and FIRST SOUTHEASTERN CORPORATION, a Florida corporation ("Grantee"), the receipt and sufficient of which are hereby acknowledged, has BARGAINED, SOLD and DELIVERED and by these presents does BARGAIN, SELL and DELIVER unto Grantee, jointly and severally, all of the personal property described in Exhibit A which is attached hereto and made a part hereof (the "Personalty").

Grantor hereby covenants and warrants that it is the lawful owner of the Personalty with a good right to sell the same as aforesaid, and that, to the best of its knowledge, its title to the Personalty is free and clear of all mortgages, liens, pledges or charges of any nature, kind or character whatsoever.

     The Personalty is in a used condition, and Grantor is neither a manufacturer or distributor of, nor dealer or merchant therein.

     EXCEPT AS EXPRESSLY STATED HEREIN, GRANTOR MAKES NO WARRANTY OF MERCHANTABILITY OR FITNESS FOR PURPOSE IN RESPECT OF THE PERSONALTY, AND THE SAME IS SOLD IN AN "AS IS, WHERE IS" CONDITION, WITH ALL FAULTS. BY ACCEPTANCE OF DELIVERY GRANTEE AFFIRMS THAT EXCEPT AS EXPRESSLY STATED HEREIN, IT HAS NOT RELIED ON GRANTOR'S SKILL OR JUDGMENT TO SELECT OR FURNISH THE PERSONALTY FOR ANY PARTICULAR PURPOSE, AND THAT GRANTOR MAKES NO WARRANTY THAT THE PERSONALTY IS FIT FOR A PARTICULAR PURPOSE AND THAT THERE ARE NO REPRESENTATIONS OR WARRANTIES, EXPRESSED, IMPLIED, OR STATUTORY, EXCEPT THAT GRANTOR REPRESENTS AND WARRANTS THAT GRANTOR OWNS THE PERSONALTY, AND GRANTOR HAS FULL POWER, RIGHT, AND AUTHORITY TO CONVEY TITLE THERETO.

     TO HAVE AND TO HOLD the Personalty unto Grantee, its successors and assigns forever, and Grantor shall do, execute, acknowledge and deliver or will cause to be done, executed, acknowledged and delivered all such further acts, deeds, assignments, transfers, conveyances, powers of attorney and assurances as may be required to place Grantor, its successors and assigns in possession and control of such equipment, and further, Grantor does hereby bind itself, its heirs, legal representatives and assigns, to forever Warrant and Defend the title to the Personalty unto the said Grantee, its successors and assigns, against any person whomsoever lawfully claiming or to claim the same or any part thereof, subject to the matters herein set forth.

This Bill of Sale shall be construed in accordance with the laws of the State of Georgia, without reference to Georgia's laws relating to conflicts of law.

     EXECUTED  as  of  ________________    ___,  1997.


"GRANTOR"

                              Charter  Communications  International,  Inc.


                              By:  ________________________________________
                                   Patrick  E.  Delaney,  its  Chief  Financial
                                    Officer



"GRANTEE"

                              By:  _______________________________________
                                   James  R.  Dorsey,  Jr.


                              First  Southeastern  Corporation


                              By:  _______________________________________

                              Name:  _____________________________________

                              Its:  ________________________________________

STATE  OF  ___________

COUNTY  OF  _____________


     BEFORE ME, the undersigned authority, on this day personally appeared JAMES
R. DORSEY, JR., a resident of the State of Florida, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said corporation.


     GIVEN UNDER MY HAND AND SEAL OF OFFICE, on this _____ day of ___________________, 1997.


__________________________________________
Notary  Public  in  and  for  the  __________  County,  State  of  ____________






STATE  OF  _________________

COUNTY  OF  ___________________



     BEFORE ME, the undersigned authority, on this day personally appeared ______________, ________________ of FIRST SOUTHEASTERN CORPORATION, a Florida corporation, known to me to be the person whose name is subscribed to the foregoing instrument, and acknowledged to me that he executed the same for the purposes and consideration therein expressed, in the capacity therein stated and as the act and deed of said corporation.


     GIVEN UNDER MY HAND AND SEAL OF OFFICE, on this _____ day of ______________________, 1997.


                                      __________________________________________
                                      Notary  Public  in  and  for  the  _______
                                      County,  State of _______________